UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006
                                (April 17, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                    333-91356               98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


    103 FOULK ROAD, WILMINGTON, DE                                      19803
 ----------------------------------------                             ----------
 (Address of principal executive offices)                             (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 17, 2006, Zone 4 Play, Inc., a Delaware corporation ("Z4P") and a subsidiary of Zone 4 Play, Inc., a Nevada corporation (the "Company") entered into a master services agreement (the "Agreement") with Two Way Media Limited, a company incorporated in England and Wales ("TWM") and Ladbrokes E-Gaming Limited, a company incorporated in England and Wales ("Ladbrokes").

     The Agreement provides that Z4P and TWM will provide to Ladbrokes, on a non-exclusive basis, certain professional services relating to interactive TV content and technology. The professional services will be provided on a project-by-project basis under statements of work expected to be issued by Ladbrokes from time to time.

     The first Statement of Work, for a term of five years, was issued on April 17, 2006, and calls for the development and testing of software applications for a few versions of a roulette game (the "Applications"). For the professional services to be provided in connection with this Statement of Work, Ladbrokes agreed to pay the following consideration: (i) Development Fee (as defined in Exhibit 10.1 attached herein) for the development of the Applications, and (ii) Revenue Share (as defined in Exhibit 10.1 attached herein) in connection with each of the Applications. Z4P and TWM will share the revenues received in connection with the Development Fee and the Revenue Share in equal parts.

     A copy of the Agreement and the Statement of Work is filed herewith as
Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     Exhibit 10.1 Master Services Agreement dated April 17, 2006, by and among Zone4Play, Inc., Two Way Media Limited and Ladbrokes E-Gaming Limited, and Statement of Work dated April 17, 2006 issued by Ladbrokes E-Gaming Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        ZONE 4 PLAY, INC.
                                                        (registrant)

                                                        By: /s/ Uri Levy
Date: April 20, 2006                                    ----------------
                                                        Uri Levy
                                                        Chief Financial Officer